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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2000


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
             (Exact name of registrant as specified in its charter)


           Delaware                 000-25567               59-3168541
           --------                 ---------               ----------
(State or other jurisdiction of     Commission            (I.R.S. Employer
incorporation or organization)       File No.)           Identification No.)


           Route 688
          P.O. Box 87
        Doswell, Virginia                                    23047
        -----------------                                    -----
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                                           --------------
                                 Not Applicable
         (Former name or former address, if changed since last report.)


Item 5.    Other Events.

           The Registrant is filing the exhibit listed in Item 7 below.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibit 7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the October 25, 2000 Distribution Date.

                                       Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                       CSXT TRADE RECEIVABLES MASTER TRUST

                                 By:   CSX TRADE RECEIVABLES CORPORATION



                                       /s/Gregory R. Weber
                                       Gregory R. Weber
                                       Chairman, President, and Treasurer


Date:  November 3, 2000

                                  EXHIBIT LIST





Exhibit
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7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the October 25, 2000 Distribution Date